General	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
General	General:
Atlas Corp. (the “Company” or “Atlas”) owns, leases and operates a fleet of vessels and power generation assets through its vessel leasing and mobile power generation segments, respectively. It is a Republic of the Marshall Islands corporation.
On March 28, 2023, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 31, 2022, by and among Atlas, Poseidon Acquisition Corp. (since renamed Poseidon Corp., “Poseidon”), an entity formed by certain affiliates of Fairfax Financial Holdings Limited (“Fairfax”), certain affiliates of the Washington Family (“Washington”), David Sokol, Chairman of the Board of Directors of the Company (the “Chairman”), Ocean Network Express Pte. Ltd., (“ONE”) and certain of their respective affiliates, and Poseidon Merger Sub, Inc., a wholly-owned subsidiary of Poseidon (“Merger Sub”), Merger Sub merged with and into the Company with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Poseidon (other than with respect to the Company’s preferred shares) (the “Merger”). Each common share outstanding prior to the Merger, other than common shares contributed to Poseidon immediately prior to the consummation of the Merger by Fairfax, Washington, the Chairman and the Company’s chief executive officer, was converted into the right to receive $15.50 per common share in cash.